UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

ADAIAH DISTRIBUTION, INC.

(Exact Name of Company as Specified in Charter)

Nevada	000-55369	90-1020141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Tianan Technology Park
13/F Headquarters Center Building 16
555 Panyu North Ave, Panyu District, Guangzhou City, China
(Address of Principal Executive Offices, Zip Code)

+86 (20) 2982 9356
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.01 Change in Control of Registrant.

On August 12, 2020, Yosef Yafe ( the “Seller”) and Yuantong Wang (the “Buyer”) entered into a stock purchase agreement (the “SPA”), pursuant to which the Seller agreed to sell and the Buyer agreed to purchase an aggregate of 31,000,000 shares of common stock, par value $001 per share (of Adaiah Distribution, Inc. (“Adaiah”) from the Seller for an aggregate purchase price of $300,000. The closing of the transactions contemplated by the SPA occurred on August 14, 2020. The purchase price was paid out of the Buyer’s personal funds.

As of the date referenced in this action, Adaiah had 31,518,466 shares of common stock outstanding. The securities purchased pursuant to the SPA represent 98.0% of the outstanding shares of common stock and 98.0% of the voting power of Adaiah.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

As contemplated by the SPA, Yosef Yafe resigned as Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary of Adaiah and Yuantong Wang was appointed a director, Chief Executive Officer and President of Adaiah, effective August 14, 2020. Pursuant to the SPA, Mr. Yafe will resign as a director of the Company upon compliance by Adaiah with information statement delivery requirements pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Yuantong Wang, 52, has been Chief Executive Officer of Guangzhou Huaizhong Health Technology Co., Ltd since October 2015. From December 2011 to September 2015 he served as the General Manager of Beijing Hengyikang Industry and Trade Co., Ltd. He earned a Diploma for Higher Education with a major in Library and Information Science from Tianjin Business School in 1989.

The foregoing changes to Adaiah’s management and board of directors were in connection with the transactions consummated pursuant to the SPA and were not due to any disagreement with Adaiah on any matter relating to its operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of August 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaiah Distribution, Inc.

By:	/s/ YUANTONG WANG
Name:	Yuantong Wang
Title:	President and Chief Executive Officer

Dated:	August 18, 2020

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